UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 10, 2009

eCrypt Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-1449574	32-0201472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Table Mesa Drive Boulder, Colorado 80305
(Address of principal executive offices)

Registrant’s telephone number, including area code:  1.866.241.6868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

As disclosed on Form 8-K/A filed by eCrypt Technologies, Inc., a Colorado corporation (the “Registrant”) on September 8, 2009 with the Securities and Exchange Commission (“SEC”), on August 27, 2009, the PCAOB revoked the registration of the Registrant’s former principal independent accountant, Moore and Associates Chartered Accountants and Advisors (“Moore”), due to violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

In conjunction with Moore’s revocation, the SEC informed the Registrant through a letter dated September 1, 2009, that the Registrant may no longer include audit reports or consents of Moore in any filings with the SEC made on or after August 27, 2009, and advised us that we should engage a firm that is registered with the PCAOB to re-audit our financial statements for prior years that we will be required to include in future filings.

As a result of the foregoing, on September 10, 2009 the Board of Directors (the “Board”) of the Registrant determined that the Registrant’s previously issued financial statements for all fiscal periods since inception (April 19, 2007) should not be relied upon and require restatement.  As disclosed on Forms 8-K and 8-K/A filed with the Securities and Exchange Commission, the Registrant has engaged the firm of Seale & Beers, CPA’s, whose address is  6490 West Desert Inn Rd, Las Vegas, NV 89146, (“Seale & Beers”) as its principal independent accountant.  Seale and Beers will audit the Registrant’s financial statements since inception and the fiscal year ending March 31, 2010.  The Board has discussed the matters disclosed herein with Seale & Beers.

The Registrant intends to file as soon as practicable amendments to its annual report on Form 10-K for the fiscal year ended April 30, 2009 and quarterly reports on Form 10-Q for the fiscal periods ended December 31, 2008 and June 30, 2009 containing the re-audited balance sheets, statements of operations, stockholders’ equity (deficit) and cash flows.

The filing of any amendments to annual or quarterly reports shall not be deemed to be an admission that the original filings, when made, included any untrue statements of material fact or omitted to state a material fact necessary to make a statement contained therein not misleading.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eCRYPT TECHNOLOGIES, INC.

Date: September 14, 2009

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By:  /S/ Brad Lever

Brad Lever, Chief Executive Officer, Chief Financial Officer, Director

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